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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 27, 1999



                           AMERICAN HOMEPATIENT, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                          0-19532                    62-1474680
---------------                    -----------               ---------------
(State or other                    (Commission               I.R.S. Employer
jurisdiction of                     File Number)             Identification
incorporation)                                                   Number)

          5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 221-8884
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

   -------------------------------------------------------------------------

                             Exhibit Index on Page 2
                                   Page 1 of 3



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ITEM 5.  OTHER EVENTS.

         The Registrant reports that on July 27, 1999 it received notification that the Nasdaq National Market will de-list the Registrant's common stock effective at the close of business on August 31, 1999. Currently, the Registrant is pursuing the listing of its common stock on the American Stock Exchange
(AMEX). Unless AMEX has approved the Registrant for trading, beginning September 1, 1999 trading of the Registrant's common stock will be conducted on the over-the-counter market, also known as the "OTC" or, on application by broker-dealers, in the NASD's Electronic Bulletin Board using the company's current trading symbol, AHOM.

         The Registrant has issued a press release regarding these events, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMERICAN HOMEPATIENT, INC.



                                  By: /s/ Marilyn O'Hara
                                      -----------------------------------------
                                  Name: Marilyn O'Hara
                                        ---------------------------------------
                                  Title: Chief Financial and Accounting Officer
                                        ---------------------------------------

Date:    July 27, 1999



                                  EXHIBIT INDEX

Exhibit No.    Description                                              Page
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
    99.1       Press Release                                              3



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